EX-99.906 CERT

CERTIFICATION

Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350

The undersigned officer of ASA Limited (the “Registrant”), hereby certifies, to the best of his knowledge, that the Registrant’s report on Form N-CSR for the period ended November 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 3, 2010
/s/ David J. Christensen
David J. Christensen
President and Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION

Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350

The undersigned officer of ASA Limited (the “Registrant”), hereby certifies, to the best of his knowledge, that the Registrant’s report on Form N-CSR for the period ended November 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 3, 2010
/s/ Lawrence G. Nardolillo
Lawrence G. Nardolillo
Chief Financial Officer and Treasurer
(Principal Financial Officer)